UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2024

Lightstone Value Plus REIT IV, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55773	47-1796830
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1

Lakewood, New Jersey 08701

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2024,  a 75% majority owned subsidiary (the “Williamsburg Moxy Joint Venture”) of Lightstone Value Plus REIT IV, Inc. entered into an $86.0 million senior mortgage loan facility (the “Moxy Senior Loan”) with Western Alliance Bank and G4 18263, LLC (“G4”), both unrelated third parties, and a $9.0 million junior mortgage loan facility (the “Moxy Junior Loan” and together with the Moxy Senior Loan, the “Moxy Mortgage Loans”) with G4. Lightstone Value Plus REIT III, Inc., a related party REIT, owns the other 25% noncontrolling membership interest in the Williamsburg Moxy Hotel Joint Venture.

The Moxy Mortgage Loans bear interest at SOFR plus 5.10%, subject to a 8.75% floor. The Moxy Mortgage Loans initially mature on April 19, 2027, but may be further extended though the exercise of two six-month extension options, subject to the satisfaction of certain conditions. The Moxy Mortgage Loans require monthly interest-only payments with their outstanding principal due in full at maturity and are collateralized by a 216-room Marriott Moxy hotel (the “Williamsburg Moxy Hotel”), located in the Williamsburg neighborhood of Brooklyn in New York City, however, the Moxy Junior Loan is subordinate to the Moxy Senior Loan. The Williamsburg Moxy Hotel Joint Venture used $85.8 million of the aggregate proceeds from the Moxy Mortgage Loans to repay in full existing mortgage indebtedness which was collateralized by the Williamsburg  Moxy Hotel.

In connection with the Moxy Mortgage Loans, the Williamsburg Moxy Hotel Joint Venture has provided certain interest and carry costs guarantees. Furthermore, in connection with the Moxy Mortgage Loans, $3.2 of the initial proceeds advanced at closing were used to fund reserves for interest, real estate taxes and insurance. Additionally, the Williamsburg Moxy Hotel Joint Venture paid an aggregate of $2.8 million of loan fees and expenses in connection with the Moxy Mortgage Loans.

Item 2.03 Creation of a Direct Financial Obligation of a Registrant

The discussion with respect to the Moxy Mortgage Loans contained in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT IV, INC.

Date: April 25, 2024	By:	/s/ Seth Molod
Seth Molod
Chief Financial Officer and Principal Accounting Officer